1 F U E L I N G G R O W T H A N D I N N O V A T I O N I N A G R I - C O M M O D I T I E S A p r i l 2 0 2 5 S A D O T G R O U P I N C N A S D A Q : S D O T

This presentation includes "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," “pro-forma,” “goals,” "proposes,“ and words of similar import. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the Company's annual report on Form 10-K for its fiscal year ended December 31, 2024, and any subsequent filings with the U.S. Securities and Exchange Commission. Forward-looking statements contained in this presentation speak only as of the date of this presentation or as otherwise indicated and Sadot Group Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. Legal Disclaimer: Preliminary Unaudited Financials Statement The preliminary, unaudited financial results included in this presentation are based on information available as of March 31, 2025, management’s initial review of operations and financial results as of such date. They remain subject to change based on the completion of the Company’s customary quarterly financial closing and review procedures and are forward-looking statements. The Company assumes no obligation to update these statements, except as may be required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in the Company’s annual and quarterly filings with the Securities and Exchange Commission. Further, the Company’s independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results. 2

Non-GAAP measures EBITDA is a non-GAAP measure. We define EBITDA as Net Profit/Loss, adjusted for depreciation, amortization, interest income/(expense), and income taxes. We believe that EBITDA is a useful metric for investors to understand and evaluate our operating results and ongoing profitability because they permit investors to evaluate our recurring profitability from our ongoing operating activities. EBITDA, has certain limitations, and you should not consider EBITDA in isolation or as a substitute for analysis of our results of operations as reported under U.S. GAAP. We caution investors that amounts presented in accordance with our definitions of EBITDA may not be comparable to similar measures disclosed by other issuers, because some issuers calculate EBITDA and other Non-GAAP Measures differently or not at all, limiting their usefulness as direct comparative measures. Net Income attributable to Sadot Group Inc. for the years ended December 31, 2024, 2023 and 2022 was $4.0 million, $7.8 million loss, and $8.0 million loss, respectively. The primary difference between EBITDA and Net Income attributable to Sadot Group Inc. is that EBITDA excludes depreciation and amortization expenses, interest expense and income tax expense, which amounted to $4.9 million, $1.6 million and $2.3 million for the years ended December 31, 2024, 2023 and 2022. A reconciliation of EBITDA to Net Income is provided below for 2024, 2023 and 2022: • Net Income Attributable to Sadot Group Inc (GAAP): $4.0 million, $7.8 million loss and $8.0 million loss • Add: Depreciation and Amortization, Interest and Income tax: $4.9 million, $1.6 million and $2.1 million • EBITDA attributable to Sadot Group Inc. (Non-GAAP): $8.9 million, $6.2 million loss and $5.9 million loss The Company believes EBITDA provides useful insight into operational efficiency and cash-generating potential. However, EBITDA should not be considered in isolation or as a substitute for Net Income or other GAAP measures. Investors are encouraged to review the Company’s financial statements and accompanying disclosures for a complete understanding of its financial performance. 3

4 ▪ Building out operations to provide leverage to trading operations. ▪ Sourcing, buying and selling a wide variety of Agri-commodities worldwide. ▪ Actively engaged in the review of potential sales opportunities for Pokémoto and Muscle Maker Grill. The Company announced the sale of Superfit Foods on August 1, 2024. 4 Sadot Group Inc. (NASDAQ: SDOT) is an emerging global agri-commodities supply chain organization with farming, origination & trading operations located worldwide.

5 ▪ Rapidly growing ~US$1.5+ trillion global Agri commodity marketplace. ▪ Refocus of business on commodity trading and farming and divestment of the restaurant unit. ▪ Assembled a distinguished team of industry experts with extensive trading experience, a robust network of strategic contacts, and deep market knowledge, honed through senior roles at globally recognized competitors. ▪ New CEO, new Chairman of the Board and new Vice Chairman with extensive global industry experience such as Olam, Monsanto, Dole Food Company, Syngenta Seeds, Advanta Seeds ▪ Clear growth strategy of diversifying revenue sources with the goal of improving gross margins through establishing and/or acquiring operations in our supply chain vertical. ▪ Company can be potential “hedge” investment against global tariffs as only a marginal portion of total 2024 trade revenue was destined or originated to or from the U.S. ▪ Exposure to U.S. operations and tariff environment limited as company maintains the ability to capitalize on shifting trade operations throughout the world via Sadot subsidiaries in Canada, Latam, Brazil and South Korea. ▪ Current ~$17.1mm market cap represents a Price /Earnings Ratio of 3.3X (1), as opposed to sector median of 10.4X(2) 5 (1) Market cap as of March 24, 2025 with earnings based on YE 2024 results, using diluted eps (2) Data related to the sector median provided by S&P Global Market Intelligence as of March 23, 2025

NASDAQ: SDOT Share Price1 $2.84 Market Cap1 $17.1M 2024 Revenue2 $700.9M Shares Outstanding1 6.05M Float 3.19M Warrants ~1.6M (none in the money) Options ~81.2K (none in the money) Cash on Hand2 $1.8M Total Debt2 $7.4M Fiscal Year December 31 Sector Consumer Defensive Industry Farm Products Headquarters Burleson, TX (DFW Metro) 1. As of March 24th, 2025 2. 10K financials published March 11th 2025 6

7 REVENUE ($ in Millions) EBITDA ($ in Millions) Company-Wide Select Financials Fiscal Years 2022-2024 7 EBITDA figures include losses generated from Food Service (restaurants) which are in the process of divesting. Strategic pivot into the agri-commodity global food supply chain strategy occurred in November 2022 1 1 2 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 2022 2023 2024 +449.4% -3.5% 2 $161.7 $726.7 $700.9 $(8.0) $(6.0) $(4.0) $(2.0) $- $2.0 $4.0 $6.0 $8.0 $10.0 2022 2023 2024 $(5.9) $(6.2) $8.9

8 Sadot Agri-Foods Operating Segment Only Select Financials Fiscal Years 2022-2024 Includes Origination, Trading and Farm Operations and excluded Intercompany Interest, Corporate Expenses and Food Services EBITDA ($ in Millions) $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 2022 2023 2024 $4.5 $9.5 $17.8 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2022 2023 2024 $4.5 $9.3 $15.2 NET INCOME ($ in Millions)

9 ~US$1.5+ Trillion*: Monetary value of global agricultural exports in 2022 * Trade of agricultural commodities 2005–2022, Food & Agriculture Organization of the United Nations

Feeding the world’s ever-growing population is a significant challenge. The United Nations projects that global population will grow from today’s 8.1 billion to 9.7 billion by 2050, with growth concentrated in developing countries. The growing middle-class populations in developing countries within Africa and Asia result in more calorie per capita consumption in general and specifically a growth in demand for animal proteins. Both of these factors increase the demand for agri-commodities as feed for animals. A growing part of the world’s population are in areas that have highly limited agricultural potential and require systems in place to provide a steady in-flow of food products. Urban expansion, global warming, and corrupted farmland contribute to a steady decrease in fertile agricultural land needed to grow grains and legumes (pulses) that are the building blocks of nutrition. 10 The demand for food and feed is projected to grow significantly through the end of the century. This demand will place stress on the global food supply chain. Sadot Group sees significant growth potential in providing sustainable solutions to address the world’s food security issues.

Sadot Canada Pulses & Grains Trading Desk Global Headquarters Dallas/Ft. Worth, TX Sadot Latam Grains Trading Desk Sadot Mauritius Financial Hub Sadot Zambia Farm Grain Farming Regional Operations Sadot Dubai Grain Trading Desk Financial Hub Sadot Singapore Operational Hub Sadot Brazil Grains & Specialty Items Logistics and Infrastructure Sadot Black Sea Grains Trading Desk Offices & Trading Farming Adding trading teams and farm operations to capitalize on the growing global opportunity. 11 Sadot Korea Operational Hub

12 Once approved, the seller and/or Sadot arranges shipment and authorizes payment. Sadot legally takes physical possession of the shipment from the seller and transfers it to the buyer. Payment is remitted by seller and Sadot benefits on the arbitrage of the transaction. Sadot originates and executes global food supply chain transactions from sourcing to delivery, taking advantage of arbitrages between currencies, origins and products. Soybean, wheat, corn, grains wheats etc. Customers contact Sadot searching for agri-commodity products Sadot sources the supply and negotiates with supplier the lowest possible purchase price for the needed quantity, quality, and shipment period. The buyer arranges for a Letter of Credit or other financing scheme and provides documentary instructions, which Sadot reviews for compliance.

Increase diversification and revenue by expanding the following: 13 INDUSTRY MARGIN INDICATORS Farming & Warehousing Origination & Trading Logistics & Transportation Food Processing Wholesale SUPPLY CHAIN VERTICALS % Sustainability Carbon Credits

EXECUTIVE TEAM



Catia Jorge
Chief Executive Officer
Sadot Group Inc.

Ms. Jorge joined Sadot Group Inc. as CEO in February of 2025. She brings nearly 30 years in the global agri-commodity trading industry. Prior to joining Sadot, Ms. Jorge was with Olam International in Sao Paulo, Brazil where she started as the Company's head of grains and was quickly elevated to Olam's regional head of grain operations across Latin America with additional responsibilities as country head for Brazil, handling more than US $1billion in trading volume. In this role she supported all business units with risk management solutions and structured financing.



Jennifer Black
Chief Financial Officer
Sadot Group Inc.

Jennifer joined the Company in 2022 as CFO bringing significant experience in public company management. Prior to joining the Company, she served as CFO for two oilfield service companies, Eagle Pressure Control LLC and Talon Pressure Control (2018 to 2021). She previously served as Controller for AG Resource Management (2015-2018), an agricultural lending company. From 2013 to 2015 she was Controller of Basic Energy Services. Earlier roles include VP of SEC reporting with OMNI American Bank.



Mark McKinney
Chairman of the Board
Sadot Group Inc.

Mr. McKinney is a global leader with +30 years of executive, senior level domestic and international experience. 1993-2015, Mr. McKinney served in various senior roles at the Dole Food Company, including Senior Director positions in Dole Asia, Ltd. and Dole Europe S.A., President and Managing Director of Dole Thailand and President of Dole Packaged Foods Asia. Following his tenure at the Dole Food Company, Mr. McKinney served as COO of Fruit Growers Supply, the supply division of Sunkist Growers, from 2018 through 2021 where he directly managed six business verticals From 2021 through 2022, Mr. McKinney served as the COO of Local Bounti (NYSE: LOCL), specializing in ag-tech and indoor farming



Claudio Torres
Vice Chairman of the Board
Sadot Group Inc.

Mr. Torres was Managing Director of Syngenta Seeds from 2017 to 2020, focused on China and Latam markets, including overseeing several successful M&A transactions, leading growth strategies, team structures, commercial excellence and strong stakeholder relationship management. Prior to Syngenta Seeds, Mr. Torres served as Global CEO of Advanta Seeds, a global seed and technology supplier, from 2013 to 2016. From 1990 to 2013, Mr. Torres held progressive leadership roles at Monsanto, including serving as President, Asia Pacific of Monsanto Singapore from 2010 to 2013. Mr. Torres received his Master of Applied Finances from the School of Business Economic, Universidad Del Desarrollo, Santiago, Chile, Master of Business Administration (MBA) from A. B. Freeman School of Business, Tulane University, New Orleans, Louisiana and Agricultural Engineer (B.Sc. 5 Years) from the Pontificia Universidad Católica, Santiago, Chile.

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15 15 (figures in millions, except per share data) Company Ticker Market Cap CY 2024 CY 2025E CY 2024 CY 2025E CY 2024 CY 2025E CY 2024 CY 2025E CY 2024 CY 2025E Archer-Daniels-Midland Company (2) ADM $22,114 $85,530 $87,460 $3,063 $4,226 $1,779 $2,027 0.3 x 0.3 x 12.4 x 10.9x Bunge Global SA (2) BG $9,813 $53,108 $54,350 $2,031 $2,203 $1,188 $1,059 0.2 x 0.2 x 8.3 x 9.3x The Andersons, Inc. (2) ANDE $1,430 $11,258 $11,696 $321 $369 $171 $109 0.1 x 0.1 x 8.4 x 13.1x Olam Group Limited (2) SGX:VC2 $3,774 $56,281 NA $2,624 NA $128 NA 0.1 x - 29.4 x - Mean $9,283 0.2 x 0.2 x 14.6 x 11.1 x Median $6,793 0.2 x 0.3 x 10.4 x 10.9 x Sadot Group Inc. (1) SDOT $17 $701 NA $9 NA $4 NA .0243 x NA 3.3 x NA (1) Sadot Group Inc data as of 3/24/25, includes loss on discontinued operations and using diluted eps (2) data as of 3/23/25 COMPARABLE COMPANY ANALYSIS Revenue Price/SalesEBITDA Net Income Price/Earnings

16 ▪ Rapidly growing ~US$1.5+ trillion global Agri commodity marketplace. ▪ Refocus of business on commodity trading and farming and divestment of the restaurant unit. ▪ Assembled a distinguished team of industry experts with extensive trading experience, a robust network of strategic contacts, and deep market knowledge, honed through senior roles at globally recognized competitors. ▪ New CEO, new Chairman of the Board and new Vice Chairman with extensive global industry experience such as Olam, Monsanto, Dole Food Company, Syngenta Seeds, Advanta Seeds ▪ Clear growth strategy of diversifying revenue sources with the goal of improving gross margins through establishing and/or acquiring operations in our supply chain vertical. ▪ Company can be potential “hedge” investment against global tariffs as only a marginal portion of total 2024 trade revenue was destined or originated to or from the U.S. ▪ Exposure to U.S. operations and tariff environment limited as company maintains the ability to capitalize on shifting trade operations throughout the world via Sadot subsidiaries in Canada, Latam, Brazil and South Korea. ▪ Current ~$17.1mm market cap represents a Price /Earnings Ratio of 3.3X (1), as opposed to sector median of 10.4X(2) 16 (1) Market cap as of March 24, 2025 with earnings based on YE 2024 results, using diluted eps (2) Data related to the sector median provided by S&P Global Market Intelligence as of March 23, 2025

S A D O T G R O U P I N C 17 Benjamin Petel bp@sadotagri.com www.sadotgroupinc.com ir@sadotco.com